Exhibit 99.1

Senti Bio Secures Additional Financing from Leaps by Bayer and Provides Update on Proposed Business Combination with Dynamics Special Purpose Corp. (DYNS)

- Leaps by Bayer led Series B investment in Senti Bio in 2021; Additional Convertible Note financing expands committed capital to PIPE investment associated with previously announced Business Combination Agreement with DYNS -

- DYNS announces effectiveness of registration statement on Form S-4 -

- Meeting of DYNS stockholders to approve proposed business combination scheduled for Tuesday, June 7, 2022 at 10:00 a.m. ET -

SOUTH SAN FRANCISCO, Calif., May 24, 2022 — Senti Biosciences, Inc. (“Senti Bio”), a leading gene circuit company, today announced that it has secured additional funding from Leaps by Bayer, the impact investment arm of Bayer AG, in the form of a Note Subscription Agreement for an unsecured, convertible promissory note (the “Note”) in the principal amount of $5,175,000.

“I am extremely pleased that Senti’s existing investors continue to support our mission of engineering gene circuits with programmable logic in cell and gene therapies, and we are encouraged by the progress we have made in advancing multiple oncology programs toward the clinic. For example, our SENTI-202 program employs a first-in-class OR+NOT Logic Gate to potentially maximize on-target tumor killing while protecting healthy cells,” said Timothy Lu, MD, PhD, Chief Executive Officer and Co-Founder of Senti Bio. “We are grateful for the highly supportive and collaborative relationship we have with Leaps by Bayer, and we believe that our success will bolster Leaps by Bayer’s vision of breakthrough technologies that transform the lives of millions of patients for the better.”

Upon the closing of the previously announced (December 20, 2021) business combination between Senti Bio and Dynamics Special Purpose Corp. (“DYNS”) to create a public company focused on gene circuit-engineered cell and gene therapies, the Note will be cancelled and exchanged for DYNS Class A common stock at a conversion price of $10.00 per share, as described in the Note Subscription Agreement and Note. The shares of Class A common stock will have the same registration rights as the shares issued in the PIPE financing announced concurrently with the proposed business combination. This additional financing shall count towards the minimum cash condition as incremental equity financing under the previously announced Business Combination Agreement (as amended from time to time).

“We believe that Senti Bio’s approach to engineering gene circuits has the potential to improve the next-generation of cell and gene therapies and help currently unserved cancer patients,” said Juergen Eckhardt, Head of Leaps by Bayer. “We are looking forward to increasing our investment and continuing to work together with the team at Senti Bio.”

In early 2021, Leaps by Bayer led a $105 million Series B financing in Senti Bio to support its mission of developing off-the-shelf chimeric antigen receptor natural killer (CAR-NK) cell therapies for difficult-to-treat cancers. Senti Bio is developing a proprietary off-the-shelf CAR-NK cell pipeline engineered with gene circuits. Its lead programs include SENTI-202 and SENTI-301. SENTI-202 is a Logic Gated OR+NOT off-the-shelf CAR-NK cell therapy designed to target and eliminate acute myeloid leukemia (AML) cells while sparing the healthy bone marrow. SENTI-301 is a Multi-Armed off-the-shelf CAR-NK cell therapy designed for the treatment of hepatocellular carcinoma (HCC). Senti Bio anticipates filing Investigational New Drug (IND) applications in 2023 for both candidates. Over the past several months, Senti Bio scientists have presented preclinical proof-of-concept data across various programs including at the annual meetings of the American Society of Gene and Cell Therapy (ASGCT), the American Association for Cancer Research (AACR), and the American Society of Hematology (ASH).

Effectiveness of Registration Statement on Form S-4; Announced Date of DYNS Special Meeting of Stockholders to Approve the Proposed Business Combination on June 7, 2022.

DYNS and Senti Bio also announced that the registration statement on Form S-4 (as amended, the “Registration Statement”) filed in connection with DYNS’s and Senti Bio’s previously announced proposed business combination was recently declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The Registration Statement provides important information about DYNS, Senti Bio and the proposed business combination.

The meeting of stockholders of DYNS will be held on June 7, 2022 at 10:00 a.m. ET via live webcast at the following address: https://www.cstproxy.com/dspc/2022. At the meeting, DYNS’s stockholders will be asked to vote on proposals to approve the proposed business combination and related matters. DYNS’s stockholders of record as of May 3, 2022 (the “Record Date”) are eligible to attend and vote at the meeting.

About Senti Bio

Our mission is to create a new generation of smarter medicines that outmaneuver complex diseases using novel and unprecedented approaches. To accomplish this, we are building a synthetic biology platform that may enable us to program next-generation cell and gene therapies with what we refer to as Gene Circuits. These Gene Circuits, which are created from novel and proprietary combinations of DNA sequences, are designed to reprogram cells with biological logic to sense inputs, compute decisions, and respond to their cellular environments. We aim to design Gene Circuits to improve the intelligence of cell and gene therapies in order to enhance their therapeutic effectiveness, precision and durability against a broad range of diseases that conventional medicines do not readily address. Our synthetic biology platform utilizes off-the-shelf chimeric antigen receptor natural killer (CAR-NK) cells, outfitted with these Gene Circuit technologies, to target particularly challenging liquid and solid tumor oncology indications, including acute myeloid leukemia, hepatocellular carcinoma and colorectal cancer. We have also demonstrated the breadth of our Gene Circuits in other modalities and diseases outside of oncology, and have executed partnerships with Spark Therapeutics and BlueRock Therapeutics to advance these capabilities. For more information, please visit the Senti Bio website at https://www.sentibio.com.

About Dynamics Special Purpose Corp.

DYNS was formed in May 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination. It focused its search in healthcare and the life sciences, including development platforms that enable applications in prevention, diagnosis, treatment, or advanced biomaterials—and, within that context, life-sciences tools, enabling software, synthetic biology and novel drug discovery.

DYNS’s management team includes Omid Farokhzad, MD, Executive Chair of the Board of Directors and Chief Executive Officer and Chair of Seer (NASDAQ: SEER), Mostafa Ronaghi, PhD, Chief Executive Officer and former Chief Technology Officer of Illumina (NASDAQ: ILMN), Mark Afrasiabi, JD, Chief Financial Officer and former partner at Silver Rock Financial LP, and Rowan Chapman, PhD, Chief Business Officer and former regional head of Johnson & Johnson Innovation and global head of healthcare investing at GE Ventures. DYNS’s independent directors include Jay Flatley, interim CEO and Chair of Zymergen (NASDAQ: ZY) and former CEO of Illumina, David Epstein, former CEO of Novartis Pharmaceuticals, and Deep Nishar, Managing Director at General Catalyst. DYNS’s Chief Scientific Advisor, Robert Langer, ScD, is the David H. Koch Institute Professor at MIT and a co-founder of over 30 companies, including Moderna (NASDAQ: MRNA).

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between DYNS and Senti Bio. These forward-looking statements generally are identified by the words “believe,” “could,” “predict,” “continue,” “ongoing,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “forecast,” “seek,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations of Senti Bio’s and DYNS’s management and assumptions, whether or not identified in this document, and, as a result, are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the proposed business combination and the potential success of Senti Bio’s go-to-market strategy, the initial market capitalization of the combined company, the benefits of the business combination, as well as statements about the potential attributes and benefits of Senti Bio’s product candidates and the progress and timing of Senti Bio’s product development activities, IND filings and clinical trials and expectations related to the terms and timing of the proposed business combination. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Senti Bio and DYNS. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of DYNS’s securities, (ii) changes in domestic and foreign business, market, financial, political and legal conditions, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the stockholders of DYNS, the satisfaction of the minimum closing cash condition following redemptions by DYNS’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE investment in connection with the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the transaction on Senti Bio’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Senti Bio and potential difficulties in Senti Bio employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against Senti Bio or DYNS related to the Business Combination Agreement or the transaction, or any governmental or regulatory proceedings, investigations or inquiries, (ix) the risk that the combined company’s securities will not be approved for listing and the ability to maintain the listing of DYNS’s securities on a national securities exchange, (x) volatility in the price of DYNS’s securities, which may arise due to a variety of factors, including changes in the competitive and highly regulated industries in which DYNS plans to operate and Senti Bio currently operates, variations in operating performance across competitors, changes in laws and regulations affecting DYNS’s or Senti Bio’s business and changes in the proposed capital structure of the combined company, (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, to realize the anticipated benefits of the proposed transaction, and to identify and realize additional opportunities, (xii) the risk of downturns and a changing regulatory landscape in Senti Bio’s highly competitive industry, (xiii) the lack of third party valuation in determining whether or not to pursue the proposed transaction, (xiv) risks relating to the uncertainty of any projected financial information with respect to Senti Bio, (xv) risks related to uncertainty in the timing or results of Senti Bio’s preclinical studies and any future clinical trials, product acceptance and/or receipt of regulatory approvals for Senti Bio’s product candidates, (xvi) the ability of the combined company to compete effectively and its ability to manage growth, (xvii) risks related to delays and other impacts from the COVID 19 pandemic, (xviii) the amount of redemption requests made by DYNS’s public stockholders, (xix) the ability of DYNS or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future, and (xx) the success of any future research, development and commercialization efforts by the combined company. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of DYNS’s registration statement on Form S-1, as amended (File No. 333-255930), the registration statement on Form S-4 filed in connection with the proposed transaction with the Securities and Exchange Commission (“SEC”) on February 14, 2022, as amended on April 1, 2022, April 22, 2022, and May 10, 2022 and declared effective as of May 13, 2022, the proxy statement on Form DEFM 14A filed by DYNS with the SEC on May 13, 2022, and other documents filed by DYNS from time to time with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 7, 2022 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 16, 2022. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements in this document. There may be additional risks that neither DYNS nor Senti Bio presently knows, or that DYNS and Senti Bio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements in this document. Forward-looking statements speak only as of the date they are made. DYNS and Senti Bio anticipate that subsequent events and developments will cause DYNS’s and Senti Bio’s assessments to change. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, DYNS and Senti Bio disclaim any obligation to and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither DYNS nor Senti Bio gives any assurance that either DYNS or Senti Bio or the combined company will achieve any of its expectations.

Any financial projections in this document are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond DYNS’s and Senti Bio’s control. While all projections are necessarily speculative, DYNS and Senti Bio believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections (refer to the preceding paragraph in relation to forward looking statements). The inclusion of projections in this document should not be regarded as an indication, representation or warranty that DYNS and Senti Bio, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination has been submitted to shareholders of DYNS for their consideration. DYNS filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC which includes the proxy statement distributed to DYNS stockholders in connection with DYNS’s solicitation for proxies for the vote by DYNS stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Senti Bio’s stockholders in connection with the completion of the proposed business combination. DYNS mailed a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. DYNS’s shareholders and other interested persons are advised to read the proxy statement/prospectus and any amendments thereto in connection with DYNS’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about DYNS, Senti Bio and the proposed business combination. DYNS stockholders may obtain a copy of the proxy statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by DYNS, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 2875 El Camino Real, Redwood City, CA, 94061.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

DYNS, Senti Bio and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitation of proxies from DYNS shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of DYNS shareholders in connection with the proposed business combination is set forth in the proxy statement/prospectus in the Registration Statement. You can find more information about DYNS’s directors and executive officers in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the proxy statement/prospectus in the Registration Statement. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus in the Registration Statement carefully before making any voting or investment decisions with respect to shares of DYNS stock. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release relates to a potential offering of securities that will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement pursuant to an exemption from registration under the Securities Act. This press release shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. Neither DYNS, Senti Bio nor any of their respective directors, executive officers or other members of management, employees or consultants is making an offering of any securities in any state where the offer is not permitted.

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Contact Senti Bio:
Deb Knobelman, PhD, CFO	Kelli Perkins (Media)
Email: investors@sentibio.com	Email: kelli@redhousecomms.com

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